Fulton Financial Corporation

2005 Annual Meeting April 13, 2005

Safe Harbor statement

The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

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Fulton Financial Corporation

2005 Annual Meeting April 13,

2005

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Board of Directors

Fulton Financial Corporation

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Slides 5-21

[Slides 5-21 contain pictures of directors, which have been omitted from the filed document]

5-21

Senior Management

Fulton Financial Corporation

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Slides 23-24

[Slides 23-24 contain pictures of Senior Management, which have been omitted from the filed document]

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Fulton Financial

Corporation

2005 Annual Meeting April 13, 2005

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Fulton Financial Corporation

Affiliate Chief Executive Officers

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Slides 27-40

[Slides 27-40 contain pictures of Chief Executive Officer of Affiliate Banks, which have been omitted from the filed document]

27-40

Fulton Financial

Corporation

2005 Annual Meeting April 13, 2005

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Rufus A. Fulton, Jr.

Chairman and Chief Executive Officer

Charles V. Henry, III, Esq.

J. Robert Hess

Working together beautifully.

Fulton financial corporation

2004 annual report

2005 Annual Report:

Working Together Beautifully

Working Together Beautifully

Working Together Beautifully

Highlights of 2004

Fulton Financial Corporation

Resource Bank

Acquired on April 1, 2004 Current assets of $1.1 billion; headquartered in Virginia Beach, Virginia The only

Virginia-based bank with offices in Virginia’s three major markets Market area accounts for over 71% of all deposits in state of Virginia

New FFC director

Tom Hunt

First Washington State Bank

Assets of $585 million Headquartered in Windsor, NJ 16 branches in Mercer, Monmouth and Ocean Counties Enhances our existing northern and southern New Jersey franchise by extending our presence into the central part of the state

New FFC director

Abe Opatut

SVB Financial Services, Inc.

Assets of $475 million

Headquartered in Somerville, NJ Banking subsidiary: Somerset Valley Bank 11 branches in Somerset, Hunterdon and Middlesex counties Our 4th New Jersey affiliate

Our Presence in New Jersey

The bank

Skylands community bank

First washington state bank

Somerset valley bank(pending)

SUSSEX

WARREN

MORRIS

SOMERSET

HUNTERDON

MIDDLESEX

MERCER

MONMOUTH

NEW JERSEY

CAMDEN

OCEAN

GLOUCESTER

SALEM

ATLANTIC

CAPE MAY

Acquisitions

Somerset Valley Bank (pending) First Washington State Bank Resource Bank Premier Bank Drovers & Mechanics Bank 18 Sovereign Bank Branches Dearden, Maguire, Weaver and Barrett, Inc.

Skylands Community Bank Ambassador Bank of the Commonwealth Lebanon Valley National Bank Peoples Bank of Elkton

Woodstown National Bank & Trust Company Bank of Gloucester County Delaware National Bank Central Pennsylvania Savings Association Hagerstown Trust Company Denver National Bank Great Valley Savings Assn. First National Bank of Danville Second National Bank of Nazareth Lafayette Trust Bank Pen Argyl National Bank

Swineford National Bank Farmers Trust Bank

Possible future expansion

Pennsylvania

Maryland

New jersey

Delaware

Viginia

Current markets

Pending applications

Future expansion

Fulton Financial Corporation

2005 Annual Meeting April 13, 2005

R. Scott Smith, Jr.

President and Chief Operating Officer

Fulton Financial profile

Asset size: $11.2 billion

Market Capitalization: $2.9 billion Second largest commercial bank headquartered in Third Federal

Reserve District One of the Top 50 banks in the country

Where are we located?



The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Premier Bank
Resource Bankshares Corporation
Skylands Community Bank
Swineford National Bank
First Washington State Bank
Somerset Valley Bank (Pending)
Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
CAPE MAY
WASHINGTON
FREDERICK
Maryland
CECIL
NEW CASTLE
KENT
SUSSEX
Delaware
FAIRFAX
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE
FULTON FINANCIAL CORPORATION

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Assets by affiliate

(as of 12/31/04, in thousands)

Fulton Bank $3,975,000

Lafayette Ambassador Bank 1,178,000

Resource Bank 1,161,000

The Bank 1,075,000

Lebanon Valley Farmers Bank 744,000

First Washington State Bank 585,000

Premier Bank 520,000

Hagerstown Trust Company 459,000

Skylands Community Bank 452,000

Delaware National Bank 374,000

FNB Bank, N.A. 271,000

Swineford National Bank 250,000

The Peoples Bank of Elkton 109,000

What have we accomplished?

23 consecutive years of record earnings 8.8% compounded annual growth rate in earnings per share 30 consecutive years of dividend increases 10.3% compounded annual growth rate in dividends per share Proven business model Consistent performance

Fulton Financial Corporation

Record earnings High asset quality

Strong net interest margin Prudent expense control

2004 performance

$1.27 Net income per share

(4.1% increase over 2003)

1.48% Return on Assets

14.31% Return on Equity

18.64% Return on Tangible Equity

55.10% Efficiency Ratio

$0.647 Cash dividends per share

(9.1% increase over 2003)

2004 total return

Institution/Index Percent Change

Peer Group 17.11

Large Banks 15.30

FULTON FINANCIAL 15.22

Nasdaq Bank Index 14.11

S&P 500 11.21

Nasdaq Nat’l Market 8.97

Dow Jones 5.73

Five-year total return

Institution/Index Percent change

FULTON FINANCIAL 130.08

Peer Group 117.04

Nasdaq Banks 114.41

Large Banks 93.51

NYSE Banks 49.88

Dow Jones 3.45

S&P 500 - 10.97

Nasdaq Nat’l. Market - 45.49

Stock Performance (1982-2004)

1982 2004

100 shares 1,645 shares

$1,750 $38,345

15 return WITHOUT

% dividend reinvestment

Stock Performance (1982-2004)

1982 2004

100 shares 3,596 shares

$1,750 $83,833

19 return WITH

%dividend reinvestment

Stock highlights (as of 12/31/04)

Average daily trading volume 139,000 shares

Number of analysts 13

Number of market makers 52

Number of shares outstanding 125.7 million

Market capitalization $2.9 billion

Annual meeting attendance 2,000 shareholders

Employee stock ownership

80% of our employees collectively own more than 3 million shares of Fulton Financial Corporation stock

Stock options help us to retain key high-performing employees

Analysts

Citigroup Smith Barney Sell

Cohen Bros Hold

Ferris Baker Watts Hold

Janney Montgomery Scott Hold

Keefe Bruyette & Woods Marketperform

KeyBanc Capital Markets Buy

Legg Mason Wood Walker Hold

Lehman Brothers Underweight

Moors & Cabot Hold

RBC Capital Markets Underperform

Ryan Beck Outperform

Sandler O’Neill & Partners Hold

Standard & Poors Sell

Moody’s Investor Service

Short-term rating P-1

Long-term rating:

Issuer A-2

Lead Bank Deposits A-1

Outlook:

Stable

Fitch Ratings

Short-term rating F-1

Long-term rating A

Outlook:

Stable

Sarbanes – Oxley Act

Internal control over financial reporting is effective No material weaknesses

Fulton Financial

Corporation

2005 Annual Meeting April 13, 2005

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